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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                         CURRENT REPORT AMENDMENT NO. 1

                         PURSUANT TO SECTION 13 OR 5(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 24, 1998
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      WEIDER NUTRITION INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                                             87-0563574
  (STATE OR OTHER JURISDICTION           333-12929           (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION) (COMMISSION FILE NUMBER)  IDENTIFICATION NO.)

          2002 SOUTH 5070 WEST
          SALT LAKE CITY, UTAH                         84104-4726
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


             Registrant's telephone number, including area code:
                                (801) 975-5000

         (Former name or former addres, if changed since last report)
                                NOT APPLICABLE

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                   INFORMATION TO BE INCLUDED IN THE REPORT

The Registrant hereby amends the following items of its Form 8-K Report filed on August 10, 1998.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

(a) and (b) Pursuant to the rules and regulations of Form 8-K and
            Regulation S-X, no financial statements are required to be filed as part of this report regarding the Company's acquisition of Haleko Hanseatisches Lebensmittelkontor GmbH ("Haleko"). Financial information regarding Haleko will be appropriately included in the Company's future filings under the Securities Exchange Act of 1934.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEIDER NUTRITION INTERNATIONAL, INC.

Date: October 6, 1998

                                     By: /s/ ROBERT K. REYNOLDS
                                     Name:   Robert K. Reynolds
                                     Title:  Executive Vice President
                                              & Chief Operating Officer



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